UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2014

HYPERION THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35614	61-1512713
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Sierra Point Parkway, Suite 400

Brisbane, California 94005

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 745-7802

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2014, the Compensation Committee, or the Committee, of the Board of Directors of Hyperion Therapeutics, Inc., or the Company, approved 2013 cash bonuses, 2014 salaries (effective January 1, 2014), 2014 bonus targets and equity awards for the Company’s named executive officers, as set forth below.

2013 Cash Bonuses

The Committee approved the following cash bonuses for the Company’s executive officers in recognition of both the level of the Company’s achievement of its corporate goals for 2013 and each named executive officer’s contributions toward the achievement of those goals:

Name and Title	2013 Bonus
Donald J. Santel, Chief Executive Officer and Director	$483,000
Jeffrey S. Farrow, Senior Vice President and Chief Financial Officer	$194,000
Klara Dickinson-Eason, Senior Vice President, Chief Regulatory Officer and Corporate Quality	$192,000
Ashley C. Gould, Senior Vice President, Governmental Affairs and Chief Legal and Compliance Officer	$100,000
Natalie C. Holles, Senior Vice President, Business Development	$98,000
Christine Nash, Senior Vice President, Chief Commercial Officer	$194,000
Bruce F. Scharschmidt, M.D., Chief Medical Officer and Senior Vice President	$199,000

2014 Salaries and Target Bonuses

The Committee approved the following new base salaries, effective January 1, 2014, and 2014 target bonuses for the Company’s executive officers:

Name and Title	2014 Salary	2014 Bonus Target
Donald J. Santel, Chief Executive Officer and Director	$610,000	60%
Jeffrey S. Farrow, Senior Vice President and Chief Financial Officer	$381,000	40%
Klara Dickinson-Eason, Senior Vice President, Chief Regulatory Officer and Corporate Quality	$373,000	40%
Ashley C. Gould, Senior Vice President, Governmental Affairs and Chief Legal and Compliance Officer	$365,000	40%
Natalie C. Holles, Senior Vice President, Business Development	$342,000	40%
Christine Nash, Senior Vice President, Chief Commercial Officer	$390,000	40%
Bruce F. Scharschmidt, M.D., Senior Vice President and Chief Medical Officer	$401,000	40%

Equity Awards

The Committee approved the following grants of stock options and restricted stock units, or RSUs, under the Company’s 2012 Omnibus Incentive Plan, as amended, or the 2012 Plan, to the Company’s named executive officers:

Name and Title	Number of Shares of Common Stock Underlying Stock Options	Number of Shares of Common Stock Underlying Restricted Stock Units
Donald J. Santel, Chief Executive Officer and Director	111,000	18,500
Jeffrey S. Farrow, Senior Vice President and Chief Financial Officer	38,000	6,250
Klara Dickinson-Eason, Senior Vice President, Chief Regulatory Officer and Corporate Quality	12,000	2.000
Ashley Gould, Senior Vice President, Governmental Affairs and Chief Legal and Compliance Officer	34,000	5,700
Natalie Holles, Senior Vice President, Business Development	29,000	5,000
Christine Nash, Senior Vice President, Chief Commercial Officer	50,000	10,000
Bruce F. Scharschmidt, M.D., Senior Vice President and Chief Medical Officer	32,000	5,400

The grant date of the stock options and RSUs will be the second trading day following the date on which the Company’s annual report on Form 10-K is filed with the Securities and Exchange Commission. One-fourth of the shares subject to the RSUs will vest and become exercisable on each annual anniversary of the grant date, subject to continued service. One-fourth of the shares subject to the stock options will vest and become exercisable on the first anniversary of the grant date, and the remaining three-fourths of the shares will vest monthly over the three years thereafter, subject to continued service. The stock options will have an exercise price equal to the fair market value per share of the Company’s common stock on the grant date, as determined in accordance with the terms of the 2012 Plan, and a term of 10 years from the grant date.

The description of the stock options contained herein is a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to the Form of Option Agreement, which was filed with the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 13, 2012, and incorporated herein by reference to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2014	Hyperion Therapeutics, Inc.

	By:	/s/ Jeffrey S. Farrow
Jeffrey S. Farrow
Chief Financial Officer